EXHIBIT 7.1


     This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to the unit investment trusts set forth in Exhibit A.

                                POWER OF ATTORNEY

     The undersigned, directors or officers of Van Kampen Funds Inc., a Delaware corporation, herby constitute and appoint Stephen Rimes, Elizabeth Nelson, Steven Massoni, Richard Hoffman and John F. (Jack) Tierney, and each of them, provided that such person remains employed by Van Kampen Funds Inc. or an affiliate thereof, (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to the unit investment trusts set forth in Exhibit A with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorney, and each of them, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he/she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in multiple counterparts, each of which shall by deemed an original, but which taken together shall constitute one instrument.

Dated this 1st day of June, 2010

/s/ David A. Hartley
-------------------------
David A. Hartley






                                    EXHIBIT A

Insured Municipals Income Trust, Series 29 and 279

Insured Municipals Income Trust, 1st - 247th Insured Multi-Series

Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 1-314

Invesco Unit Trusts, Municipal Series 890-1500

Invesco Unit Trusts, Series 1000-2000

Invesco Unit Trusts, Taxable Income Series 250-1000

Van Kampen Focus Portfolios, Municipal Series 314-475

Van Kampen Unit Trusts, Municipal Series 476-1500

Van Kampen Merritt Equity Opportunity Trust, Series 1-9

Van Kampen American Capital Equity Opportunity Series 10-105

Van Kampen Equity Opportunity Trust, Series 106-110

Van Kampen Focus Portfolios, Series 111-419

Van Kampen Unit Trusts, Series 420-1500

Van Kampen Merritt Insured Income Trust, Series 1-41

Van Kampen American Capital Insured Income Trust, Series 42-71

Van Kampen Insured Income Trust, Series 72-73

Van Kampen Focus Portfolios, Insured Income Trust, Series 74-88

Van Kampen Focus Portfolios, Taxable Income Series 1-51

Van Kampen Unit Trusts, Taxable Income Series 52-1000



     This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to the unit investment trusts set forth in Exhibit A.

                                POWER OF ATTORNEY

     The undersigned, directors or officers of Van Kampen Funds Inc., a Delaware corporation, herby constitute and appoint Stephen Rimes, Elizabeth Nelson, Steven Massoni, Richard Hoffman and John F. (Jack) Tierney, and each of them, provided that such person remains employed by Van Kampen Funds Inc. or an affiliate thereof, (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to the unit investment trusts set forth in Exhibit A with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorney, and each of them, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he/she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in multiple counterparts, each of which shall by deemed an original, but which taken together shall constitute one instrument.

Dated this 1st day of June, 2010

/s/ John S. Cooper
----------------------
John S. Cooper



                                    EXHIBIT A

Insured Municipals Income Trust, Series 29 and 279

Insured Municipals Income Trust, 1st - 247th Insured Multi-Series

Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 1-314

Invesco Unit Trusts, Municipal Series 890-1500

Invesco Unit Trusts, Series 1000-2000

Invesco Unit Trusts, Taxable Income Series 250-1000

Van Kampen Focus Portfolios, Municipal Series 314-475

Van Kampen Unit Trusts, Municipal Series 476-1500

Van Kampen Merritt Equity Opportunity Trust, Series 1-9

Van Kampen American Capital Equity Opportunity Series 10-105

Van Kampen Equity Opportunity Trust, Series 106-110

Van Kampen Focus Portfolios, Series 111-419

Van Kampen Unit Trusts, Series 420-1500

Van Kampen Merritt Insured Income Trust, Series 1-41

Van Kampen American Capital Insured Income Trust, Series 42-71

Van Kampen Insured Income Trust, Series 72-73

Van Kampen Focus Portfolios, Insured Income Trust, Series 74-88

Van Kampen Focus Portfolios, Taxable Income Series 1-51

Van Kampen Unit Trusts, Taxable Income Series 52-1000



     This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to the unit investment trusts set forth in Exhibit A.

                                POWER OF ATTORNEY

     The undersigned, directors or officers of Van Kampen Funds Inc., a Delaware corporation, herby constitute and appoint Stephen Rimes, Elizabeth Nelson, Steven Massoni, Richard Hoffman and John F. (Jack) Tierney, and each of them, provided that such person remains employed by Van Kampen Funds Inc. or an affiliate thereof, (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to the unit investment trusts set forth in Exhibit A with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorney, and each of them, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he/she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in multiple counterparts, each of which shall by deemed an original, but which taken together shall constitute one instrument.

Dated this 1st day of June, 2010

/s/ Steven Massoni
------------------------
Steven Massoni



                                    EXHIBIT A

Insured Municipals Income Trust, Series 29 and 279

Insured Municipals Income Trust, 1st - 247th Insured Multi-Series

Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 1-314

Invesco Unit Trusts, Municipal Series 890-1500

Invesco Unit Trusts, Series 1000-2000

Invesco Unit Trusts, Taxable Income Series 250-1000

Van Kampen Focus Portfolios, Municipal Series 314-475

Van Kampen Unit Trusts, Municipal Series 476-1500

Van Kampen Merritt Equity Opportunity Trust, Series 1-9

Van Kampen American Capital Equity Opportunity Series 10-105

Van Kampen Equity Opportunity Trust, Series 106-110

Van Kampen Focus Portfolios, Series 111-419

Van Kampen Unit Trusts, Series 420-1500

Van Kampen Merritt Insured Income Trust, Series 1-41

Van Kampen American Capital Insured Income Trust, Series 42-71

Van Kampen Insured Income Trust, Series 72-73

Van Kampen Focus Portfolios, Insured Income Trust, Series 74-88

Van Kampen Focus Portfolios, Taxable Income Series 1-51

Van Kampen Unit Trusts, Taxable Income Series 52-1000